Exhibit 10.16(d)

Note: Certain portions have been omitted from this Amendment Number 3 in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

AMENDMENT NUMBER 3

AMENDMENT NUMBER 3, effective as of May 11, 2009 by and between TATA AMERICA INTERNATIONAL CORPORATION and TATA CONSULTANCY SERVICES LIMITED (jointly, “TCS”) and THE NIELSEN COMPANY LLC (formerly, AC NIELSEN (US), INC.) (“Nielsen”) modifies the AMENDED AND RESTATED MASTER SERVICES AGREEMENT (the “Agreement”), dated as of October 1, 2007.

For good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to amend the Agreement as follows:

The Table in Section 2 of Schedule C is amended to read:

*

IN WITNESS WHEREOF, the Parties have each caused this Agreement to be signed and delivered by their duly authorized representative.

THE NIELSEN COMPANY LLC		TATA AMERICA INTERNATIONAL CORPORATION

By:	/s/ Mitchell J. Habib	By:	/s/ Satyanarayan S. Hegde

Name:	Mitchell J. Habib	Name:	Satyanarayan S. Hegde

Title:	GBS Ex VP	Title:	Sr. Vice President & General Counsel

TATA CONSULTANCY SERVICES LIMITED

		By:	/s/ Satyanarayan S. Hegde

		Name:	Satyanarayan S. Hegde

		Title:	Sr. Vice President & General Counsel

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